                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 20, 1999
                -------------------------------------------------
                (Date of Report; Date of Earliest Event Reported)


                           Raytel Medical Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                   0-27186                                94-2787342
--------------------------------------------   ---------------------------------
          (Commission File Number)             (IRS Employer Identification No.)


2755 Campus Drive, Suite 200, San Mateo, CA                 94403
--------------------------------------------   ---------------------------------
 (address of principal executive offices)                 (Zip Code)


                                 (650) 349-0800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. Other Events.

     On August 20, 1999, Raytel Medical Corporation (the "Company") announced the retirement of Allan Zinberg, who had served as the Company's President and Chief Operating Officer. The retirement is effective December 31, 1999. Richard
F. Bader, Chairman and Chief Executive Officer, will assume the duties of Mr. Zinberg over the course of the next four and one-half months. A copy of the press release announcing the retirement of Mr. Zinberg is attached as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7. Financial Statements and Exhibits.

     (a)  Financial statements of business acquired:

          Not applicable.

     (b)  Pro forma financial information:

          Not applicable.

     (c)  Exhibits:

          Exhibit No.               Description
          -----------               -----------
             99.1                Press Release dated August 20, 1999


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RAYTEL MEDICAL CORPORATION




Dated: August 20, 1999                   By: /s/ Richard F. Bader
                                            ------------------------------------
                                            Richard F. Bader
                                            Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------
   99.1                   Press Release dated August 20, 1999


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